MEMBERSHIP INTEREST PLEDGE AGREEMENT

THIS MEMBERSHIP INTEREST PLEDGE AGREEMENT (as amended, restated, supplemented and otherwise modified and in effect from time to time, this “Pledge Agreement”) is entered into as of July 23, 2010 among NEVADA GOLD & CASINOS, INC., a Nevada corporation (“Nevada Gold”) in its capacity as grantor (“Grantor”) and FORTRESS CREDIT CORP., in its capacity as agent (“Agent”) for the Lenders party to the Credit Agreement referred to below.

RECITALS

A.           NG Washington II Holdings, LLC, a Delaware limited liability company, in its capacity as borrower (“Borrower”), Agent, and Lenders are entering into a Credit Agreement dated as of July 23, 2010 (as amended, amended and restated, supplemented and otherwise modified and in effect from time to time, the “Credit Agreement”) pursuant to which Lenders shall extend credit to Borrower and Borrower shall issue promissory notes evidencing such credit to the Lenders.

B.           Grantor will receive direct and indirect benefits as a result of the extension of credit to Borrower under the Credit Agreement.

C.           Grantor is the direct parent of Borrower.

D.           As a condition precedent to the initial extension of credit under the Credit Agreement and the effectiveness of the Credit Agreement, Agent and Lenders have required that that Grantor enter into this Pledge Agreement.

E.           In consideration of the foregoing, and in order to induce Lenders and Agent to enter into the Credit Agreement, Grantor is willing to pledge to Agent, for the benefit of Agent and Lenders, its membership interests in Borrower, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the promises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor and Agent, on behalf of Lenders, hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1           Terms Defined in Credit Agreement.  All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

1.2           Terms Defined in UCC.  Terms defined in the UCC which are not otherwise defined in this Pledge Agreement are used herein as defined in the UCC.

1.3           Definitions of Certain Terms Used Herein.  As used in this Pledge Agreement, in addition to the terms defined in the Preamble and Recitals above, the following terms shall have the following meanings:

“Article” means a numbered article of this Pledge Agreement, unless another document is specifically referenced.

“Collateral” shall have the meaning set forth in Article II.

“Control” shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.

“Exhibit” refers to a specific exhibit to this Pledge Agreement, unless another document is specifically referenced.

“Investment Property” shall have the meaning set forth in Article 9 of the UCC.

“Section” means a numbered section of this Pledge Agreement, unless another document is specifically referenced.

“Security” has the meaning set forth in Article 8 of the UCC.

Fortress/Nevada Gold & Casinos
Membership Interest Pledge Agreement

“Stock Rights” means all dividends, instruments or other distributions and any other right or property which Grantor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Capital Stock constituting Collateral, any right to receive Capital Stock and any right to receive earnings, in which Grantor now has or hereafter acquires any right, issued by an issuer of such Capital Stock.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

ARTICLE II
GRANT OF SECURITY INTEREST

Grantor hereby pledges, assigns and grants to Agent, on behalf of and for the ratable benefit of Agent and Lenders, a security interest in all of its right, title and interest in, to and under all Investment Property issued by or related to Borrower, whether now owned or hereafter acquired, and all accessions to, substitutions for and replacements, proceeds (including any Stock Rights) and products of such Investment Property, together with all books and records related thereto (all of which will be collectively referred to as the “Collateral”), to secure the prompt and complete payment and performance of the Obligations.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Grantor represents and warrants to Agent and Lenders that:

3.1           Title, Perfection and Priority.  Grantor has good and valid rights in or the power to transfer the Collateral and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under Section 4.1(e), and has full power and authority to grant to Agent the security interest in such Collateral pursuant hereto.  Neither the execution or delivery of this Pledge Agreement nor the performance by Grantor of any of its obligations hereunder, does or will violate, constitute a default under, conflict with, or entitle any third party to exercise any rights with respect to the Collateral by virtue of, any other agreement, undertaking, security document, court order or decree, judgment, arbitration award or decree, statute , rule or regulation of any Governmental Authority, to which Grantor is a party, or by which or any of the Collateral is bound.  When financing statements have been filed in the appropriate offices against Grantor in the locations listed on Exhibit C, and the Agent has received all Securities certificates with respect to certificated Securities included in the Collateral, Agent will have a fully perfected first priority security interest in that Collateral in which a security interest may be perfected by filing, or possession, subject only to Liens permitted under Section 4.1(e).

3.2           Type and Jurisdiction of Organization, Organizational and Identification Numbers.  The type of entity of Grantor, its state of organization, the organizational number issued to it by its state of organization and its federal employer identification number (if any) are set forth on Exhibit A.

3.3           Principal Location.  Grantor’s mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), are disclosed in Exhibit A; Grantor has no other places of business except those set forth in Exhibit A.

3.4           Exact Names.  Grantor’s name in which it has executed this Pledge Agreement is the exact name as it appears in Grantor’s organizational documents, as amended, as filed in Grantor’s jurisdiction of organization.  Grantor has not, during the past five years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation.

3.5           Filing Requirements.  None of the Collateral is of a type for which security interests or liens may be perfected by filing under any federal statute.

3.6           No Financing Statements, Security Agreements.  No financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated naming Grantor as debtor has been filed or is of record in any jurisdiction except (a) for financing statements or security agreements naming Agent on behalf of Agent and Lenders as the secured party and (b) as permitted by Section 4.1(e).

Fortress/Nevada Gold & Casinos
Membership Interest Pledge Agreement

3.7          Collateral.

(a)           Exhibit B sets forth a complete and accurate list of all of the Collateral.  Grantor is the direct, sole beneficial owner and sole holder of record of the Collateral listed on Exhibit B as being owned by it, free and clear of any Liens, except for the security interest granted to Agent for the benefit of Agent and Lenders hereunder. Grantor further represents and warrants that (i) all Collateral constituting Capital Stock has been (to the extent such concepts are relevant with respect to such Collateral) duly authorized, validly issued, is fully paid and non assessable, and (ii) with respect to any certificates delivered to Agent representing any Capital Stock, such certificates are Securities as defined in Article 8 of the UCC as a result of actions by the issuer or otherwise.

(b)           In addition, (i) none of the Collateral has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject, (ii) there are existing no options, warrants, calls or commitments of any character whatsoever relating to the Collateral or which obligate the issuer of any Capital Stock included in the Collateral to issue additional Capital Stock, and (iii) no consent, approval, authorization, or other action by, and no giving of notice, filing with, any governmental authority or any other Person is required for the pledge by Grantor of the Collateral pursuant to this Pledge Agreement or for the execution, delivery and performance of this Pledge Agreement by Grantor, or for the exercise by Agent of the voting or other rights provided for in this Pledge Agreement or for the remedies in respect of the Collateral pursuant to this Pledge Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

(c)           Grantor owns 100% of the issued and outstanding Capital Stock of Borrower, and the sale, transfer or other disposition of such Capital Stock is not restricted or limited except by virtue of the limitations imposed by applicable securities laws.

ARTICLE IV
COVENANTS

From the date of this Pledge Agreement, and thereafter until this Pledge Agreement is terminated, agrees that:

4.1         General.

(a)           Collateral Records.  Grantor will maintain complete and accurate books and records with respect to the Collateral, and furnish to Agent, with sufficient copies for each of Lenders, such reports relating to the Collateral as Agent shall from time to time request.

(b)           Authorization to File Financing Statements; Ratification.  Grantor hereby authorizes Agent to file, and if requested will deliver to Agent, all financing statements and other documents and take such other actions as may from time to time be requested by Agent in order to maintain a first perfected security interest in and, if applicable, Control of, the Collateral.  Any financing statement filed by Agent may be filed in any filing office in any UCC jurisdiction and may (i) indicate the Collateral by any appropriate description which reasonably approximates the description contained in this Pledge Agreement, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including whether Grantor is an organization, the type of organization and any organization identification number issued to Grantor.  Grantor also agrees to furnish any such information to Agent promptly upon request.  Grantor also ratifies its authorization for Agent to have filed in any UCC jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

(c)           Further Assurances.  Grantor will furnish to Agent, as often as Agent requests, statements and schedules further identifying and describing the Collateral and such other reports and information in connection with the Collateral as Agent may reasonably request, all in such detail as Agent may specify.  Grantor also agrees to take any and all reasonable actions necessary to defend title to the Collateral against all persons and to defend the security interest of Agent in the Collateral and the priority thereof against any Lien not expressly permitted hereunder.

(d)           Disposition of Collateral.  Grantor shall not sell or otherwise dispose of the Collateral.

Fortress/Nevada Gold & Casinos
Membership Interest Pledge Agreement

(e)           Liens.  Grantor shall not create, incur, or suffer to exist any Lien on the Collateral except the security interests created by this Pledge Agreement.

(f)           Other Financing Statements.  Grantor will not authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral.  Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with the Collateral which does not expressly exclude the Collateral from the description of the collateral secured in such financing statement, without the prior written consent of Agent (not to be unreasonably withheld), subject to Grantor’s rights under Section 9-509(d)(2) of the UCC.

(g)           Compliance with Terms.  Grantor will perform and comply with all obligations in respect of the Collateral and all agreements to which it is a party or by which it is bound relating to the Collateral.

4.2         Delivery of Investment Property.  Grantor will (a) deliver to Agent immediately upon execution of this Pledge Agreement the originals of, and duly executed blank assignments in the form set forth in Exhibit E in respect of, all Investment Property constituting Collateral, (b) hold in trust for Agent upon receipt and immediately thereafter deliver to Agent any Securities constituting Collateral, (c) upon Agent’s request, deliver to Agent (and thereafter hold in trust for Agent upon receipt and immediately deliver to Agent) any Document evidencing or constituting Collateral and (d) upon Agent’s request, deliver to Agent a duly executed amendment to this Pledge Agreement, in the form of Exhibit D hereto (the “Amendment”), pursuant to which Grantor will confirm the pledge of such additional Collateral hereunder and, immediately upon execution of such Amendment, deliver the originals of, and duly executed blank assignments in the form set forth in Exhibit E in respect of, all Investment Property constituting such additional Collateral.  Grantor hereby authorizes Agent to attach each Amendment to this Pledge Agreement and agrees that all additional Collateral set forth in such Amendments shall be considered to be part of the Collateral.

4.3         Collateral.

(a)           Changes in Capital Structure of Issuers.  Grantor will not (i) permit or suffer any issuer of Capital Stock constituting Collateral to dissolve, merge, liquidate, retire any of its Capital Stock or other Investment Property evidencing ownership, reduce its capital, sell or encumber all or substantially all of its assets or merge or consolidate with any other entity, or vote any Collateral in favor of any of the foregoing.

(b)           Issuance of Additional Securities. Grantor will not permit or cause the issuer of Capital Stock constituting Collateral to issue additional Capital Stock, any right to receive the same or any right to receive earnings.

(c)           Registration of Collateral.  Grantor will permit any registrable Collateral to be registered in the name of Agent or its nominee at any time at the option of the Required Lenders.

(d)           Treatment as “Security”.  With respect to any Capital Stock which is included within the Collateral that shall at any time constitute a Security or the issuer shall take any action to have such interests treated as a Security, all certificates or other documents constituting such Security shall be delivered to Agent by Grantor and such Security shall be properly defined as such under Article 8 of the UCC of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise.

(e)           Exercise of Rights in Collateral.

(i)           Without in any way limiting the foregoing and subject to clause (ii) below, Grantor shall have the right to exercise all voting rights or other rights relating to the Collateral for all purposes not inconsistent with this Pledge Agreement, the Credit Agreement or any other Loan Document; provided however, that no vote or other right shall be exercised or action taken which would have the effect of impairing the rights of Agent in respect of the Collateral.

(ii)           Grantor will permit Agent or its nominee at any time after the occurrence of a Default, without notice, and to the exclusion of the Grantor once written notice of a Default has been given to Grantor by Agent, to exercise all voting rights or other rights relating to Collateral, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any Capital Stock or Investment Property constituting Collateral as if Agent was the absolute owner thereof.

Fortress/Nevada Gold & Casinos
Membership Interest Pledge Agreement

(iii)           Grantor shall be entitled to collect and receive for its own use all cash dividends and other distributions paid in respect of the Collateral to the extent not in violation of the Credit Agreement other than any of the following distributions and payments (collectively referred to as the “Excluded Payments”):  (A) dividends and other distributions paid or payable other than in cash in respect of any Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral; (B) dividends and other distributions paid or payable in cash in respect of any Collateral during the continuance of a Default or at any time in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of an issuer; and (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Collateral; provided however, that until actually paid, all rights to such distributions shall remain subject to the Lien created by this Pledge Agreement; and

(iv)           All Excluded Payments and all other distributions in respect of any of the Collateral, whenever paid or made, shall be delivered to Agent to hold as Collateral and shall, if received by Grantor, be received in trust for the benefit of Agent, be segregated from the other property or funds of Grantor, and be forthwith delivered to Agent as Collateral in the same form as so received (with any necessary endorsement).

4.4           No Interference.  Grantor agrees that it will not interfere with any right, power and remedy of Agent provided for in this Pledge Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Agent of any one or more of such rights, powers or remedies.

4.5           Change of Name or Location; Change of Fiscal Year.  Grantor shall not, without giving Agent not less than thirty (30) days’ prior written notice thereof and after having executed and delivered to Agent such further instruments and documents in connection therewith as may be requested by Agent pursuant to Section 4.1(c), change its name as it appears in official filings in the state of its incorporation or organization, (b) change its chief executive office, principal place of business, mailing address, corporate offices or warehouses or locations, or the location of its records concerning the Collateral as set forth in this Pledge Agreement, (c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its state of incorporation or other organization, or (e) change its state of incorporation or organization.

4.6         Acknowledgment by Issuer.  Grantor shall cause Borrower to execute and deliver an acknowledgement in the form and substance attached as Exhibit F hereto.

ARTICLE V
REMEDIES

5.1         Remedies.

(a)           Upon the occurrence of a Default, Agent may, with the concurrence or at the direction of the Required Lenders, exercise any or all of the following rights and remedies:

(i)           those rights and remedies provided in this Pledge Agreement, the Credit Agreement, or any other Loan Document; provided that, this Section 5.1(a) shall not be understood to limit any rights or remedies available to Agent and Lenders prior to a Default;

(ii)           those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under a security agreement;

(iii)           without notice (except as specifically provided in Section 7.1 or elsewhere herein) sell or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as Agent may deem commercially reasonable; and

Fortress/Nevada Gold & Casinos
Membership Interest Pledge Agreement

(iv)           concurrently with written notice to the Grantor, transfer and register in its name or in the name of its nominee the whole or any part of the Collateral, to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends and other distributions made thereon and to otherwise act with respect to the Collateral as though Agent was the outright owner thereof.

(b)           Agent, on behalf of Lenders, may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(c)           Agent shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Agent and Lenders, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption Grantor hereby expressly releases.

(d)           Until Agent is able to effect a sale or other disposition of Collateral, Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Agent.  Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Agent’s remedies (for the benefit of Agent and Lenders), with respect to such appointment without prior notice or hearing as to such appointment.

(e)           Notwithstanding the foregoing, neither Agent nor Lenders shall be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

(f)           Grantor recognizes that Agent may be unable to effect a public sale of any or all the Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (a) above.  Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private.  Agent shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit the Grantor or the issuer of the Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if Grantor and the issuer would agree to do so.

5.2         Grantor’s Obligations Upon Default.  Upon the request of Agent after the occurrence of a Default, Grantor will:

(a)           assemble and make available to Agent all books and records relating to the Collateral at any place or places specified by Agent, whether at Grantor’s premises or elsewhere;

(b)           take, or cause an issuer of Collateral to take, any and all actions necessary to register or qualify the Collateral to enable Agent to consummate a “public disposition” (within the meaning of Article 9 of the UCC) or other disposition of the Collateral, it being recognized that no obligation to register the Collateral (or any portion thereof) under the Securities Act of 1933 is hereby being undertaken.

Fortress/Nevada Gold & Casinos
Membership Interest Pledge Agreement

ARTICLE VI
ATTORNEY IN FACT; PROXY

6.1         Authorization for Secured Party to Take Certain Action.

(a)           Grantor irrevocably authorizes and appoints Agent as its attorney in fact (i) to execute on behalf of Grantor as debtor and to file financing statements necessary or desirable in Agent’s sole discretion to perfect and to maintain the perfection and priority of Agent’s security interest in the Collateral, (ii) if a Default has occurred and is continuing, to endorse and collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of this Pledge Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of Agent’s security interest in the Collateral, (iv) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Collateral or with securities intermediaries holding Collateral as may be necessary or advisable to give Agent Control over such Collateral, (v) to apply the proceeds of any Collateral received by Agent to the Obligations, (vi) upon written notice to the applicable Grantor, to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted hereunder), (vii) if a Default has occurred and is continuing, to change the address for delivery of mail addressed to Grantor to such address as Agent may designate and to receive, open and dispose of all mail addressed to Grantor, and (viii) to do all other acts and things necessary to carry out this Pledge Agreement (provided that, if addressed in this Pledge Agreement, in accordance therewith); and Grantor agrees to reimburse Agent on demand for any payment made or any expense incurred by Agent in connection with any of the foregoing; provided that, this authorization shall not relieve Grantor of any of its obligations under this Pledge Agreement or under the Credit Agreement. Grantor agrees that such authorization includes a ratification and authorization with respect to any initial financing statements filed prior to the date hereof.

(b)           All acts of said attorney or designee are hereby ratified and approved.  The powers conferred on Agent, for the benefit of Agent and Lenders, under this Section 6.1 are solely to protect Agent’s interests in the Collateral and shall not impose any duty upon Agent or any Lender to exercise any such powers.

6.2         Proxy.  GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE AGENT AS THE PROXY AND ATTORNEY IN FACT (AS SET FORTH IN SECTION 6.1 ABOVE) OF GRANTOR WITH RESPECT TO THE COLLATERAL, INCLUDING THE RIGHT TO VOTE SUCH COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO.  IN ADDITION TO THE RIGHT TO VOTE ANY SUCH COLLATERAL, THE APPOINTMENT OF THE AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS).  THE APPOINTMENT OF THE AGENT AS PROXY AND ATTORNEY IN FACT SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH COLLATERAL OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE OF A DEFAULT OR FROM THE DATE OF THIS PLEDGE AGREEMENT, AS SPECIFIED IN SECTION 6.1 ABOVE.

6.3         Nature of Appointment; Limitation of Duty.  THE APPOINTMENT OF THE AGENT AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE VI IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS PLEDGE AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 7.13.  NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER THE AGENT, NOR ANY LENDER, NOR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

ARTICLE VII
GENERAL PROVISIONS

7.1          Waivers.  Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made.  To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to Grantor, addressed as set forth in Article VIII, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made.  To the maximum extent permitted by applicable law, Grantor waives all claims, damages, and demands against Agent or any Lender arising out of the repossession, retention or sale of the Collateral, except such as arise solely out of the gross negligence or willful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction.  To the extent it may lawfully do so, Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against Agent or any Lender, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Pledge Agreement, or otherwise.  Except as otherwise specifically provided herein, Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Pledge Agreement or any Collateral.

Fortress/Nevada Gold & Casinos
Membership Interest Pledge Agreement

7.2           Limitation on Agent’s and Lenders’ Duty with Respect to the Collateral.  Agent and each Lender shall use reasonable care with respect to the Collateral in its possession or under its control.  Neither Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.  To the extent that applicable law imposes duties on Agent to exercise remedies in a commercially reasonable manner, Grantor acknowledges and agrees that it is commercially reasonable for Agent (i) to incur expenses deemed significant by Agent to prepare Collateral for disposition, (ii) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (iii) to contact other Persons, whether or not in the same business as Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (iv) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (v) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (vi) to purchase insurance or credit enhancements to insure Agent against risks of loss, or disposition of Collateral or to provide to Agent a guaranteed return from the disposition of Collateral, or (vii) to the extent deemed appropriate by Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Agent in the disposition of any of the Collateral.  Grantor acknowledges that the purpose of this Section 7.2 is to provide non-exhaustive indications of what actions or omissions by Agent would be commercially reasonable in Agent’s exercise of remedies against the Collateral and that other actions or omissions by Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 7.2.  Without limitation upon the foregoing, nothing contained in this Section 7.2 shall be construed to grant any rights to Grantor or to impose any duties on Agent that would not have been granted or imposed by this Pledge Agreement or by applicable law in the absence of this Section 7.2.

7.3           Secured Party Performance of Debtor Obligations.  Without having any obligation to do so, Agent may perform or pay any obligation which Grantor has agreed to perform or pay in this Pledge Agreement and Grantor shall reimburse Agent for any amounts paid by Agent pursuant to this Section 7.3.  Grantor’s obligation to reimburse Agent pursuant to the preceding sentence shall be an Obligation payable on demand.

7.4           Specific Performance of Certain Covenants.  Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1(d), 4.1(e), 4.2, 4.3 and 7.6, will cause irreparable injury to Agent and Lenders, that Agent and Lenders have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of Agent or Lenders to seek and obtain specific performance of other obligations of Grantor contained in this Pledge Agreement, that the covenants of Grantor contained in the Sections referred to in this Section 7.4 shall be specifically enforceable against Grantor.

7.5           Dispositions Not Authorized.  No Grantor is authorized to sell or otherwise dispose of the Collateral and notwithstanding any course of dealing between Grantor and Agent or other conduct of Agent, no authorization to sell or otherwise dispose of the Collateral shall be binding upon Agent or Lenders unless such authorization is in writing signed by Agent with the consent or at the direction of the Required Lenders.

7.6           No Waiver; Amendments; Cumulative Remedies.  No delay or omission of Agent or any Lender to exercise any right or remedy granted under this Pledge Agreement shall impair such right or remedy or be construed to be a waiver of any Unmatured Default or Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy.  No waiver, amendment or other variation of the terms, conditions or provisions of this Pledge Agreement whatsoever shall be valid unless in writing signed by Agent with the concurrence or at the direction of Lenders required under Section 9.2 of the Credit Agreement and then only to the extent in such writing specifically set forth.  All rights and remedies contained in this Pledge Agreement or by law afforded shall be cumulative and all shall be available to Agent and Lenders until the Obligations have been paid in full.

7.7           Limitation by Law; Severability of Provisions.  All rights, remedies and powers provided in this Pledge Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Pledge Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Pledge Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part.  Any provision in this Pledge Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Pledge Agreement are declared to be severable.

Fortress/Nevada Gold & Casinos
Membership Interest Pledge Agreement

7.8           Reinstatement.  This Pledge Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

7.9           Benefit of Agreement.  The terms and provisions of this Pledge Agreement shall be binding upon and inure to the benefit of Grantor, Agent and Lenders and their respective successors and assigns (including all persons who become bound as a debtor to this Pledge Agreement), except that Grantor shall not have the right to assign its rights or delegate its obligations under this Pledge Agreement or any interest herein, without the prior written consent of Agent.  No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to Agent, for the benefit of Agent and Lenders, hereunder.

7.10           Survival of Representations.  All representations and warranties of the Grantors contained in this Pledge Agreement shall survive the execution and delivery of this Pledge Agreement.

7.11           Taxes and Expenses.  Any taxes (including income taxes) payable or ruled payable by Federal or State authority in respect of this Pledge Agreement shall be paid by Grantor, together with interest and penalties, if any.  Grantor shall directly pay the reasonable fees, expenses and disbursements of Agent’s counsel and shall reimburse Agent for any and all out of pocket expenses and internal charges (including reasonable attorneys’, auditors’ and accountants’ fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of Agent) paid or incurred by Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Pledge Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the reasonable expenses and charges associated with any periodic or special audit of the Collateral).  Any and all costs and expenses incurred by Grantor in the performance of actions required pursuant to the terms hereof shall be borne solely by Grantor.

7.12           Headings.  The title of and section headings in this Pledge Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Pledge Agreement.

7.13           Termination.  This Pledge Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Obligations outstanding) until (i) the Credit Agreement has terminated pursuant to its express terms and (ii) all of the Obligations have been Paid In Full and no commitments of Agent or Lenders which would give rise to any Obligations are outstanding.

7.14           Entire Agreement.  This Pledge Agreement embodies the entire agreement and understanding between Grantor and Agent relating to the Collateral and supersedes all prior agreements and understandings between Grantor and Agent relating to the Collateral.

7.15           CHOICE OF LAW.  THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

7.16           CONSENT TO JURISDICTION.  GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE NON EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT AND GRANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.  NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION.  ANY JUDICIAL PROCEEDING BY GRANTOR AGAINST THE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.

Fortress/Nevada Gold & Casinos
Membership Interest Pledge Agreement

7.17          WAIVER OF JURY TRIAL.  GRANTOR, THE AGENT AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

7.18         Indemnity.  Grantor hereby agrees to indemnify Agent and Lenders, and their respective successors, assigns, agents, investment advisors, clients, managed accounts and employees, from and against any and all liabilities, damages, penalties, suits, costs, and expenses of any kind and nature (including, without limitation, all expenses of litigation or preparation therefor whether or not Agent or any Lender is a party thereto) imposed on, incurred by or asserted against Agent or Lenders, or their respective successors, assigns, agents and employees, in any way relating to or arising out of this Pledge Agreement, or the purchase, ownership, delivery, possession, sale or other disposition of any Collateral. The foregoing to the contrary notwithstanding, Grantor shall not have any obligation to any indemnified party under this Section 7.18 with respect to any indemnified amount that a court of competent jurisdiction finally determines in a non-appealable decision to have resulted from the gross negligence or willful misconduct of such indemnified party.

7.19         Counterparts.  This Pledge Agreement may be executed in any number of counterparts and by a different party on separate counterparts, each of which, when executed and delivered, will be deemed an original, and all of which, when taken together, shall constitute one and the same agreement.  Delivery of an  executed counterpart of this Pledge Agreement via facsimile transmission or in Adobe .pdf format by electronic mail shall be binding, and as effective as delivery of a manually executed counterpart, and may be used as admissible evidence that the party so transmitting intends to be bound by the terms set forth herein.

7.20        Lien Absolute.  All rights of Agent hereunder, and all obligations of Grantor hereunder, shall be absolute and unconditional irrespective of:

(a)           any lack of validity or enforceability of the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Obligations;

(b)           any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Obligations;

(c)           any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations;

(d)           the insolvency of any Person; or

(e)           any other circumstance which might otherwise constitute a defense available to, or a discharge of, Grantor.

7.21       Release.  Grantor consents and agrees that Agent may at any time, or from time to time, in its discretion (provided that, if addressed in the Credit Agreement, in accordance therewith):

(a)           renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Obligations; and

Fortress/Nevada Gold & Casinos
Membership Interest Pledge Agreement

(b)           exchange, release and/or surrender all or any of the Collateral (including the Collateral), or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Agent in connection with all or any of the Obligations; all in such manner and upon such terms as Agent may deem proper, and without notice to or further assent from Grantor, it being hereby agreed that Grantor shall be and remain bound upon this Pledge Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Credit Agreement, or any other agreement governing any Obligations.

ARTICLE VIII
NOTICES

All notices, requests and other communications to any party hereunder shall be in writing (including electronic transmission, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of Borrower, Agent or any Lender, at its address or facsimile number set forth on Schedule 14.1 of the Credit Agreement, and (y) in the case of Grantor, at its address or facsimile number set forth on Exhibit A attached hereto.  Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified in this Article VIII and confirmation of receipt is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered (or, in the case of electronic transmission, received) at the address specified in this Article VIII. Grantor may change the address for service of notice upon it by a notice in writing to Agent, Agent may change the address for service of notice upon it by a notice in writing the Grantor, and each other party to the Loan Documents may change the address for service of notice in accordance with the terms of the other Loan Documents.

ARTICLE IX
THE AGENT

Fortress Credit Corp. has been appointed Agent for Lenders hereunder pursuant to Article XI of the Credit Agreement.  It is expressly understood and agreed by the parties to this Pledge Agreement that any authority conferred upon Agent hereunder is subject to the terms of the delegation of authority made by Lenders to Agent pursuant to the Credit Agreement, and that Agent has agreed to act (and any successor Agent shall act) as such hereunder only on the express conditions contained in such Article XI.  Any successor Agent appointed pursuant to Article XI of the Credit Agreement shall be entitled to all the rights, interests and benefits of Agent hereunder.

[Signature Page Follows]

Fortress/Nevada Gold & Casinos
Membership Interest Pledge Agreement

IN WITNESS WHEREOF, the Grantor and Agent have executed this Pledge Agreement as of the date first above written.

NEVADA GOLD & CASINOS, INC.,
as Grantor

By:	/s/ Robert B. Sturges

Name:	Robert B. Sturges

Title:	CEO

SIGNATURE PAGE 1 OF 2 TO
Fortress/Nevada Gold & Casinos
Membership Interest Pledge Agreement

FORTRESS CREDIT CORP.,
as Agent

By:	/s/ Constantine M. Dakolias

Name:	Constantine M. Dakolias

Title:	President

SIGNATURE PAGE 2 OF 2 TO
Fortress/Nevada Gold & Casinos
Membership Interest Pledge Agreement

EXHIBIT A

 (See Sections 3.2, 3.3 and 3.4 of Pledge Agreement)

GRANTOR’S INFORMATION

I.	Name of Grantor: Nevada Gold & Casinos, Inc.

II.	State of Incorporation or Organization: Nevada

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 1530-77

V.	Federal Identification Number: 88-0142032

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

50 Briar Hollow Lane
Suite 500W
Houston, TX 77027
Attention:	Robert B. Sturges
CEO

with a copy to:
Wolff & Samson PC
One Boland Drive
West Orange, NJ 07052
(973) 530-2080 phone
(973) 530-2280 fax
Attn.: David Hyman, Esq.

3167 Warm Springs Road
Suite 100
Las Vegas, NV 89120

Attention:	Robert B. Sturges
CEO

with a copy to:
Wolff & Samson PC
One Boland Drive
West Orange, NJ 07052
(973) 530-2080 phone
(973) 530-2280 fax
Attn.: David Hyman, Esq.

Exhibit A
Fortress/Nevada Gold & Casinos
Membership Interest Pledge Agreement

EXHIBIT B

(See Section 3.7 of Pledge Agreement and Definition of “Collateral”)

LIST OF COLLATERAL

MEMBERSHIP INTERESTS

Grantor	Issuer	Certificate Number(s)	Type of Membership Interest	Percentage of Issued and Outstanding Membership Interests Owned by Grantor	Percentage of Outstanding Membership Interests
Nevada Gold & Casinos, Inc.	NG Washington II Holdings, LLC	1	Voting	100%	100%

Exhibit B
Fortress/Nevada Gold & Casinos
Membership Interest Pledge Agreement

EXHIBIT C
(See Section 3.1 of Pledge Agreement)

OFFICES IN WHICH FINANCING STATEMENTS HAVE BEEN FILED

Jurisdiction	Office
Delaware	Delaware Secretary of State 401 Federal Street, Suite 4 Dover, DE 19901

Exhibit C
Fortress/Nevada Gold & Casinos
Membership Interest Pledge Agreement

EXHIBIT D
(See Section 4.2 of Pledge Agreement)

AMENDMENT

This Amendment, dated [________________, ___] is delivered pursuant to Section 4.2 of the Pledge Agreement referred to below.  All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Pledge Agreement.  The undersigned hereby certifies that the representations and warranties in Article III of the Pledge Agreement are and continue to be true and correct.  The undersigned further agrees that this Amendment may be attached to that certain Membership Interest Pledge Agreement, dated July 23, 2010, between the undersigned, as a Grantor, and Fortress Credit Corp., as Agent, (the “Pledge Agreement”) and that the Collateral listed on Schedule I to this Amendment shall be and become a part of the Collateral referred to in said Pledge Agreement and shall secure all Obligations referred to in said Pledge Agreement.

By:
Name:
Title:

Exhibit D - 1
Fortress/Nevada Gold & Casinos
Membership Interest Pledge Agreement

SCHEDULE I TO AMENDMENT

MEMBERSHIP INTERESTS

Grantor	Issuer	Certificate Number(s)	Type of Membership Interest	Percentage of Issued and Outstanding Membership Interests Owned by Grantor	Percentage of Outstanding Membership Interests

Exhibit D - 2
Fortress/Nevada Gold & Casinos
Membership Interest Pledge Agreement

EXHIBIT E
(See Section 4.2 of Pledge Agreement)

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to ______________________  one hundred percent (100%) of the membership interests in NG Washington II Holdings, LLC, a Delaware limited liability company (the “Company”), represented by Certificate No. 2 (the “Membership Interests”), standing in the name of the undersigned on the books of the Company and does hereby irrevocably constitute and appoint ______________________ and its officers as the undersigned’s true and lawful attorney, for and in name and stead, to sell, assign and transfer all or any of the Membership Interests, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.

Dated: _______________1

NEVADA GOLD & CASINOS, INC.

By:		[2]
Name:
Title:

1 date to be left blank
2 to be executed by an authorized officer of Nevada Gold & Casinos, Inc.

Exhibit E
Fortress/Nevada Gold & Casinos
Membership Interest Pledge Agreement

EXHIBIT F
(See Section 4.7 of Pledge Agreement)

FORM OF ACKNOWLEDGMENT

Reference is hereby made to that certain Membership Interest Pledge Agreement dated as of July 23, 2010 by and among Nevada Gold & Casinos, Inc., a Nevada corporation (the “Grantor”), (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), in favor of Fortress Credit Corp., as agent (the “Agent”), for the benefit of the Lenders under the Credit Agreement.  Capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Pledge Agreement.

The undersigned hereby acknowledges receipt of a copy of the foregoing Pledge Agreement, agrees promptly to note on its books the security interests granted under such Pledge Agreement with respect to the Collateral issued by the undersigned, and waives any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any Collateral in the name of Agent or its nominee or the exercise of voting rights by Agent.

NG WASHINGTON II HOLDINGS, LLC

By:
Name:
Title:

Exhibit F
Fortress/Nevada Gold & Casinos
Membership Interest Pledge Agreement